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                                                                EXHIBIT 10.10(C)

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

         AMENDMENT dated as of November 5, 1997 to the Credit Agreement dated as of June 21, 1996 (as amended by Amendment No. 1 thereto dated as of March 21, 1997, the "CREDIT AGREEMENT") among THE TIMBERLAND COMPANY (the "BORROWER"), the BANKS party thereto (the "BANKS") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

         The parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Relaxation of Restrictions on Prepayments of Certain Debt.
Section 5.15 of the Credit Agreement is amended by replacing the reference to "$55,000,000" that appears in the proviso to subsection (a) thereof with "$75,000,000".

         SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date (except in the case of representations and warranties expressly relating to an earlier date, which were true as of such earlier date) and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                 THE TIMBERLAND COMPANY

                                 By:  /s/ Carden N. Welsh
                                      -----------------------------------
                                      Title: Treasurer

                                 BANKS

                                 MORGAN GUARANTY TRUST
                                     COMPANY OF NEW YORK

                                 By:  /s/ Robert L. Barrett
                                      -----------------------------------
                                      Title: Vice President


                                 ABN AMRO BANK N.V., BOSTON
                                 BRANCH

                                 By:  /s/ Carol A. Levine
                                      -----------------------------------
                                      Title: Senior Vice President

                                 By:  /s/ James E. Davis
                                      -----------------------------------
                                      Title: Group Vice President


                                 BANKBOSTON, N.A. (formerly known as
                                     THE FIRST NATIONAL BANK
                                     OF BOSTON), as a Bank and as Issuing Bank

                                 By:  /s/ Linda H. Thomas
                                      -----------------------------------
                                      Title: Managing Director


                                 THE NORTHERN TRUST
                                   COMPANY

                                 By:  /s/ Dennis F. Baer
                                      -----------------------------------
                                      Title: Vice President


                                 CREDIT LYONNAIS NEW YORK
                                     BRANCH

                                 By:  /s/ Robert Ivosevich
                                      -----------------------------------
                                      Title: Senior Vice President